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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest Event Reported): February 18, 2003


                           COMMISSION FILE NO. 0-14836

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                             METAL MANAGEMENT, INC.
             (Exact name of Registrant as specified in its charter)

             DELAWARE                                         94-2835068
   (State or other jurisdiction                             (I.R.S. Employer
  of incorporation or organization)                       Identification Number)


                         500 N. DEARBORN ST., SUITE 405,
                                CHICAGO, IL 60610
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: (312) 645 - 0700

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ITEM 5:  OTHER EVENTS AND REGULATION FD DISCLOSURE

PRESS RELEASE ANNOUNCING RESULTS FOR QUARTER AND NINE MONTHS ENDED DECEMBER 31, 2002

       On February 14, 2003, Metal Management, Inc. (the "Company") issued a press release announcing its results for the third quarter and nine months ended December 31, 2002. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

PRESS RELEASE ANNOUNCING AMENDMENT TO EXISTING CREDIT AGREEMENT

         On February 18, 2003, the Company issued a press release announcing an extension of its Credit Agreement. A copy of the press release is attached as
Exhibit 99.2 hereto and incorporated herein by reference.

         The Company extended its existing $150 million credit facility pursuant to the terms of Amendment No. 2 to Credit Agreement, dated as of February 13, 2003, among Deutsche Bank Trust Company Americas, as agent and the other lenders party thereto (the "Amendment").

         The Amendment extended the maturity date of the Credit Agreement to January 1, 2004 and reduced the maximum amount of borrowings available under the Credit Agreement to $115 million. In consideration for the Amendment, the Company paid fees of $0.3 million.

         A copy of the Amendment is attached to this report as Exhibit 4.3 and is incorporated herein by reference. The foregoing summary description of the Amendment is not intended to be complete and is qualified in its entirety by the complete text of the Amendment.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

4.1 $150 million Credit Agreement, dated as of June 29, 2001 (the "Credit Agreement") by and among the Company and its subsidiaries named therein and Bankers Trust Company, as Agent and the financial institutions parties thereto (incorporated by reference to Exhibit 10.1 of the Company's Annual Report on Form 10-K for the year ended March 31,
         2001).

4.2 Amendment No. 1 to the Credit Agreement, dated as of August 6, 2002 by and among the Company and its subsidiaries named therein and Deutsche Bank Trust Company Americas, as Agent and the financial institutions parties thereto (incorporated by reference to Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30,
         2002).


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4.3      Amendment No. 2 to the Credit Agreement, dated as of February 13, 2003 by and among the Company and its subsidiaries named therein and Deutsche Bank Trust Company Americas, as Agent and the financial institutions parties thereto.

99.1     Press release, dated February 14, 2003, issued by the Registrant.

99.2     Press release, dated February 18, 2003, issued by the Registrant.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          METAL MANAGEMENT, INC.


                                          By:      /s/ Robert C. Larry
                                             -----------------------------------
                                                   Robert C. Larry
                                                   Executive Vice President,
                                                   Finance and Chief
                                                   Financial Officer
                                                   (Principal Financial Officer)




Date:  February 18, 2003





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                             METAL MANAGEMENT, INC.

                                  EXHIBIT INDEX


         NUMBER AND DESCRIPTION OF EXHIBIT

4.1 $150 million Credit Agreement, dated as of June 29, 2001 (the "Credit Agreement") by and among the Company and its subsidiaries named therein and Bankers Trust Company, as Agent and the financial institutions parties thereto (incorporated by reference to Exhibit 10.1 of the Company's Annual Report on Form 10-K for the year ended March 31,
         2001).

4.2 Amendment No. 1 to the Credit Agreement, dated as of August 6, 2002 by and among the Company and its subsidiaries named therein and Deutsche Bank Trust Company Americas, as Agent and the financial institutions parties thereto (incorporated by reference to Exhibit 10.1 of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30,
         2002).

4.3 Amendment No. 2 to the Credit Agreement, dated as of February 13, 2003 by and among the Company and its subsidiaries named therein and Deutsche Bank Trust Company Americas, as Agent and the financial institutions parties thereto.

99.1     Press release, dated February 14, 2003, issued by the Registrant.

99.2     Press release, dated February 18, 2003, issued by the Registrant.